EXHIBIT 99
HSBC Finance Corporation
Quarterly Financial Supplement — June 30, 2006

HSBC Finance Corporation

Basis of Reporting

Non-GAAP Financial Measures

      This Quarterly Financial Supplement includes financial information which is presented on a non-GAAP basis as discussed below. Information included in this Quarterly Financial Supplement is intended to supplement and should not be considered a substitute for owned basis reporting. This Quarterly Financial Supplement should be read in conjunction with the owned basis information reported in our Quarterly Report on Form 10-Q.
      See “Reconciliations to GAAP Financial Measures” for quantitative reconciliations of non-GAAP financial information to the equivalent owned basis GAAP financial information.
      Managed basis reporting We have historically monitored our operations and evaluated trends on a managed basis (a non-GAAP financial measure), which assumes that securitized receivables have not been sold and remain on our balance sheet. This is because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations and make certain decisions about allocating resources such as capital on a managed basis.
      When reporting on a managed basis, net interest income, provision for credit losses and fee income related to receivables securitized are reclassified from securitization related revenue in our owned statement of income into the appropriate caption. Additionally, charge-off and delinquency associated with these receivables are included in our managed basis credit quality statistics.
      Debt analysts, rating agencies and fixed income investors have also historically evaluated our operations on a managed basis for the reasons discussed above and have historically requested managed basis information from us. We believe that managed basis information enables such investors and other interested parties to better understand the performance and quality of our entire loan portfolio and is important to understanding the quality of originations and the related credit risk inherent in our owned and securitized portfolios. As the level of our securitized receivables falls over time, managed basis and owned basis results will eventually converge.

HSBC Finance Corporation

CONSOLIDATED STATEMENTS OF INCOME — OWNED BASIS
Three Months

				% Change from
	Three Months Ended			Prior

	6/30/06	3/31/06	6/30/05	Qtr.	Year

	(dollars are in millions)
Finance and other interest income	$4,311	$4,087	$3,139	5.5%	37.3%
Interest expense:
HSBC affiliates	173	153	134	13.1	29.1
Non-affiliates	1,589	1,470	970	8.1	63.8

Net interest income	2,549	2,464	2,035	3.4	25.3
Provision for credit losses	1,248	866	1,031	44.1	21.0

Net interest income after provision for credit losses	1,301	1,598	1,004	(18.6)	29.6

Other revenues:
Securitization related revenue	51	71	54	(28.2)	(5.6)
Insurance revenue	226	273	278	(17.2)	(18.7)
Investment income	34	34	33	—	3.0
Derivative (expense) income	(7)	57	76	(100+ )	(100+ )
Fee income	442	392	354	12.8	24.9
Taxpayer financial services revenue	20	234	18	(91.5)	11.1
Gain on receivable sales to HSBC affiliates	97	85	109	14.1	(11.0)
Servicing and other fees from HSBC affiliates	116	118	109	(1.7)	6.4
Other income	220	187	142	17.6	54.9

Total other revenues	1,199	1,451	1,173	(17.4)	2.2

Costs and expenses:
Salaries and employee benefits	564	581	526	(2.9)	7.2
Sales incentives	98	80	90	22.5	8.9
Occupancy and equipment expenses	79	83	82	(4.8)	(3.7)
Other marketing expenses	176	173	185	1.7	(4.9)
Other servicing and administrative expenses	246	283	192	(13.1)	28.1
Support services from HSBC affiliates	270	252	217	7.1	24.4
Amortization of intangibles	63	80	83	(21.3)	(24.1)
Policyholders’ benefits	107	118	116	(9.3)	(7.8)

Total costs and expenses	1,603	1,650	1,491	(2.8)	7.5

Income before income tax expense	897	1,399	686	(35.9)	30.8
Income tax expense	329	511	214	(35.6)	53.7

Net income	$568	$888	$472	(36.0)%	20.3%

Securitization Related Revenue

	Three Months Ended

	6/30/06	3/31/06	6/30/05

	(in millions)
Net initial gains(1)	$—	$—	$—
Net replenishment gains(1)	4	15	44
Servicing revenue and excess spread	47	56	10

Total	$51	$71	$54

(1)	Net of our estimate of probable credit losses under the recourse provisions.

HSBC Finance Corporation

CONSOLIDATED STATEMENTS OF INCOME — OWNED BASIS
Six Months

	Six Months Ended

	6/30/06	6/30/05	% Change

	(dollars are in millions)
Finance and other interest income	$8,398	$6,089	37.9%
Interest expense:
HSBC affiliates	326	285	14.4
Non-affiliates	3,059	1,881	62.6

Net interest income	5,013	3,923	27.8
Provision for credit losses	2,114	1,872	12.9

Net interest income after provision for credit losses	2,899	2,051	41.3

Other revenues:
Securitization related revenue	122	139	(12.2)
Insurance revenue	499	535	(6.7)
Investment income	68	66	3.0
Derivative income	50	336	(85.1)
Fee income	834	660	26.4
Taxpayer financial services revenue	254	261	(2.7)
Gain on receivable sales to HSBC affiliates	182	209	(12.9)
Servicing and other fees from HSBC affiliates	234	220	6.4
Other income	407	245	66.1

Total other revenues	2,650	2,671	(.8)

Costs and expenses:
Salaries and employee benefits	1,145	1,023	11.9
Sales incentives	178	172	3.5
Occupancy and equipment expenses	162	169	(4.1)
Other marketing expenses	349	365	(4.4)
Other servicing and administrative expenses	529	486	8.8
Support services from HSBC affiliates	522	426	22.5
Amortization of intangibles	143	190	(24.7)
Policyholders’ benefits	225	238	(5.5)

Total costs and expenses	3,253	3,069	6.0

Income before income tax expense	2,296	1,653	38.9
Income tax expense	840	555	51.4

Net income	$1,456	$1,098	32.6%

Securitization Related Revenue

	Six Months Ended

	6/30/06	6/30/05

	(in millions)
Net initial gains(1)	$—	$—
Net replenishment gains(1)	19	97
Servicing revenue and excess spread	103	42

Total	$122	$139

(1)	Net of our estimate of probable credit losses under the recourse provisions.

HSBC Finance Corporation

RECEIVABLES ANALYSIS
End-of-Period Receivables

				% Change from
				Prior

	6/30/06	3/31/06	6/30/05	Qtr.	Year

		(dollars are in millions)
Owned receivables:
Real estate secured	$93,893	$89,492	$71,930	4.9%	30.5%
Auto finance	11,723	11,186	8,997	4.8	30.3
MasterCard/ Visa	24,959	23,449	17,421	6.4	43.3
Private label	2,522	2,428	2,905	3.9	(13.2)
Personal non-credit card	20,664	20,006	17,255	3.3	19.8
Commercial and other	198	206	253	(3.9)	(21.7)

Total owned receivables	153,959	146,767	118,761	4.9	29.6

Receivables serviced with limited recourse:
Auto finance	693	920	1,819	(24.7)	(61.9)
MasterCard/ Visa	750	1,528	4,752	(50.9)	(84.2)
Personal non-credit card	468	661	2,409	(29.2)	(80.6)

Total receivables serviced with limited recourse	1,911	3,109	8,980	(38.5)	(78.7)

Managed receivables:(1)
Real estate secured	93,893	89,492	71,930	4.9	30.5
Auto finance	12,416	12,106	10,816	2.6	14.8
MasterCard/ Visa	25,709	24,977	22,173	2.9	15.9
Private label	2,522	2,428	2,905	3.9	(13.2)
Personal non-credit card(2)	21,132	20,667	19,664	2.2	7.5
Commercial and other	198	206	253	(3.9)	(21.7)

Total managed receivables	$155,870	$149,876	$127,741	4.0%	22.0%

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information.

(2)	Personal non-credit card receivables are comprised of the following:

	6/30/06	3/31/06	6/30/05

	(in millions)
Domestic personal unsecured	$12,943	$12,476	$10,942
Union Plus personal unsecured	267	298	387
Personal homeowner loans	4,334	4,370	4,395
Foreign unsecured	3,588	3,523	3,940

Total	$21,132	$20,667	$19,664

HSBC Finance Corporation

FINANCIAL HIGHLIGHTS — MANAGED BASIS(1)
Revenues, Average Interest-Earning Assets and Net Interest Income
Three Months

							% Change from
	Three Months Ended						Prior

	6/30/06	(2)	3/31/06	(2)	6/30/05	(2)	Qtr.	Year

				(dollars are in millions)
Finance and other interest income	$4,413	11.34%	$4,231	11.22%	$3,488	10.75%	4.3%	26.5%
Interest expense	1,797	4.62	1,664	4.41	1,204	3.71	8.0	49.3

Net interest income	2,616	6.72%	2,567	6.81%	2,284	7.04%	1.9	14.5
Provision for credit losses	1,219		874		1,083		39.5	12.6

Net interest income after provision for credit losses	$1,397		$1,693		$1,201		(17.5)%	16.3%

Other revenues:
Insurance revenue	$226		$273		$278		(17.2)%	(18.7)%
Investment income	34		34		33		—	3.0
Fee income	468		422		428		10.9	9.3
Securitization related revenue	(71)		(54)		(217)		31.5	(67.3)
Derivative (expense) income	(7)		57		76		(100+ )	(100+ )
Taxpayer financial services revenue	20		234		18		(91.5)	11.1
Gain on receivable sales to HSBC affiliates	97		85		109		14.1	(11.0)
Servicing and other fees from HSBC affiliates	116		118		109		(1.7)	6.4
Other income	220		187		142		17.6	54.9

Total other revenues	$1,103		$1,356		$976		(18.7)%	13.0%

Average managed receivables
Real estate secured	$91,347		$86,664		$70,217		5.4%	30.1%
Auto finance	12,222		12,009		10,504		1.8	16.4
MasterCard/ Visa	25,476		25,476		22,066		—	15.5
Private label	2,510		2,504		3,017		.2	(16.8)
Personal non-credit card	20,979		20,725		19,729		1.2	6.3
Commercial and other	202		207		261		(2.4)	(22.6)
Purchase accounting fair value adjustments	14		45		153		(68.9)	(90.8)

Average managed receivables	$152,750		$147,630		$125,947		3.5%	21.3%
Average noninsurance investments	2,189		2,447		3,106		(10.5)	(29.5)
Other interest-earning assets	702		694		673		1.2	4.3

Average managed interest-earning assets	$155,641		$150,771		$129,726		3.2%	20.0%

Selected Financial Ratios:
Return on average managed assets	1.34%		2.14%		1.30%		(37.4)%	3.1%
Efficiency ratio	41.42		40.26		43.73		(2.9)	5.3
Net interest margin	6.72		6.81		7.04		(1.3)	(4.5)
Risk adjusted revenue	6.88		7.78		7.37		(11.6)	(6.6)

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	% Columns: comparison to average managed interest-earning assets, annualized

HSBC Finance Corporation

FINANCIAL HIGHLIGHTS — MANAGED BASIS(1)
Revenues, Average Interest-Earning Assets and Net Interest Income
Six Months

	Six Months Ended

	6/30/06	(2)	6/30/05	(2)	% Change

	(dollars are in millions)
Finance and other interest income	$8,644	11.28%	$6,879	10.77%	25.7%
Interest expense	3,461	4.51	2,375	3.72	45.7

Net interest income	5,183	6.77%	4,504	7.05%	15.1
Provision for credit losses	2,093		1,954		7.1

Net interest income after provision for credit losses	$3,090		$2,550		21.2%

Other revenues:
Insurance revenue	$499		$535		(6.7)%
Investment income	68		66		3.0
Fee income	890		825		7.9
Securitization related revenue	(125)		(525)		(76.2)
Derivative income	50		336		(85.1)
Taxpayer financial services revenue	254		261		(2.7)
Gain on receivable sales to HSBC affiliates	182		209		(12.9)
Servicing and other fees from HSBC affiliates	234		220		6.4
Other income	407		245		66.1

Total other revenues	$2,459		$2,172		13.2%

Average managed receivables
Real estate secured	$89,005		$68,390		30.1%
Auto finance	12,116		10,373		16.8
MasterCard/ Visa	25,476		21,997		15.8
Private label	2,507		3,122		(19.7)
Personal non-credit card	20,852		19,778		5.4
Commercial and other	204		283		(27.9)
Purchase accounting fair value adjustments	30		169		(82.2)

Average managed receivables	$150,190		$124,112		21.0%
Average noninsurance investments	2,318		3,016		(23.1)
Other interest-earning assets	698		669		4.3

Average managed interest-earning assets	$153,206		$127,797		19.9%

Selected Financial Ratios:
Return on average managed assets	1.73%		1.52%		13.8%
Efficiency ratio	40.83		43.97		7.1
Net interest margin	6.77		7.05		(4.0)
Risk adjusted revenue	7.33		7.44		(1.5)

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	% Columns: comparison to average managed interest-earning assets, annualized.

HSBC Finance Corporation

CREDIT QUALITY/ CREDIT LOSS RESERVES — MANAGED BASIS(1)
Two-Months-and-Over Contractual Delinquency

As a percent of managed consumer receivables, excludes commercial.	6/30/06	3/31/06	6/30/05

Real estate secured	2.52%	2.46%	2.56%
Auto finance	2.43	1.85	2.69
MasterCard/ Visa	4.10	4.22	3.77
Private label	5.42	5.50	4.91
Personal non-credit card	9.00	8.97	9.11

Total	3.70%	3.65%	3.85%

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average managed consumer receivables, annualized, excludes commercial.	6/30/06	3/31/06	6/30/05

Real estate secured	.97%	.75%	.78%
Auto finance	2.73	4.27	3.68
MasterCard/ Visa	5.73	3.92	6.49
Private label	5.29	5.62	4.36
Personal non-credit card	7.97	7.98	8.17

Total	2.94%	2.69%	3.28%

Real estate charge-offs and REO expense as a percent of average managed real estate secured receivables	1.04%	.89%	.84%

Credit Loss Reserves

	6/30/06	3/31/06	6/30/05

	(in millions)
Reserves for managed receivables at beginning of quarter	$4,629	$4,736	$4,242
Provision for credit losses	1,219	874	1,083
Charge-offs	(1,282)	(1,125)	(1,162)
Recoveries	161	135	134
Other, net	13	9	(16)

Reserves for managed receivables at end of quarter	$4,740	$4,629	$4,281

Reserves as a percent of managed receivables	3.04%	3.09%	3.35%

Nonperforming Assets

	6/30/06	3/31/06	6/30/05

	(in millions)
Nonaccrual managed receivables	$3,675	$3,628	$3,348
Accruing managed receivables 90 or more days delinquent	770	763	537
Renegotiated commercial loans	1	1	1

Total nonperforming managed receivables	4,446	4,392	3,886
Real estate owned	620	563	459

Total nonperforming assets	$5,066	$4,955	$4,345

Managed credit loss reserves as a percent of nonperforming managed receivables	106.6%	105.4%	110.2%

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Revenues, Average Interest-Earning Assets and Net Interest Income
Three Months

	Three Months Ended 6/30/06			Three Months Ended 3/31/06			Three Months Ended 6/30/05

		Serviced with			Serviced with			Serviced with
		Limited			Limited			Limited
	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed

				(Dollars are in millions)
Finance and other interest income	$4,311	$102	$4,413	$4,087	$144	$4,231	$3,139	$349	$3,488
Interest expense	1,762	35	1,797	1,623	41	1,664	1,104	100	1,204

Net interest income	2,549	67	2,616	2,464	103	2,567	2,035	249	2,284
Provision for credit losses	1,248	(29)	1,219	866	8	874	1,031	52	1,083

Net interest income after provision for credit losses	$1,301	$96	$1,397	$1,598	$95	$1,693	$1,004	$197	$1,201
Other revenues:
Securitization related revenue	$51	$(122)	$(71)	$71	$(125)	$(54)	$54	$(271)	$(217)
Insurance revenue	226	—	226	273	—	273	278	—	278
Investment income	34	—	34	34	—	34	33	—	33
Fee income	442	26	468	392	30	422	354	74	428
Derivative (expense) income	(7)	—	(7)	57	—	57	76	—	76
Taxpayer financial services revenue	20	—	20	234	—	234	18	—	18
Gain on receivable sales to HSBC affiliates	97	—	97	85	—	85	109	—	109
Servicing and other fees from HSBC affiliates	116	—	116	118	—	118	109	—	109
Other income	220	—	220	187	—	187	142	—	142

Total other revenues	$1,199	$(96)	$1,103	$1,451	$(95)	$1,356	$1,173	$(197)	$976
Average receivables:
Real estate secured	$91,347	$—	$91,347	$86,664	$—	$86,664	$70,205	$12	$70,217
Auto finance	11,419	803	12,222	10,930	1,079	12,009	8,510	1,994	10,504
MasterCard/ Visa	24,224	1,252	25,476	23,865	1,611	25,476	16,626	5,440	22,066
Private label	2,510	—	2,510	2,504	—	2,504	3,017	—	3,017
Personal non-credit card	20,414	565	20,979	19,910	815	20,725	16,972	2,757	19,729
Commercial and other	202	—	202	207	—	207	261	—	261
Purchase accounting fair value adjustments	14	—	14	45	—	45	153	—	153

Average receivables	$150,130	$2,620	$152,750	$144,125	$3,505	$147,630	$115,744	$10,203	$125,947
Average noninsurance investments	2,189	—	2,189	2,447	—	2,447	3,106	—	3,106
Other interest-earning assets	702	—	702	694	—	694	673	—	673

Average interest-earning assets	$153,021	$2,620	$155,641	$147,266	$3,505	$150,771	$119,523	$10,203	$129,726
Net interest income as a percentage of average interest-earning assets	6.66%	10.23%	6.72%	6.69%	11.75%	6.81%	6.81%	9.76%	7.04%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization related revenue in our owned statements of income into the appropriate caption.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Revenues, Average Interest-Earning Assets and Net Interest Income
Six Months

	Six Months Ended 6/30/06			Six Months Ended 6/30/05

		Serviced with			Serviced
		Limited			with Limited
	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed

	(dollars are in millions)
Finance and other interest income	$8,398	$246	$8,644	$6,089	$790	$6,879
Interest expense	3,385	76	3,461	2,166	209	2,375

Net interest income	5,013	170	5,183	3,923	581	4,504
Provision for credit losses	2,114	(21)	2,093	1,872	82	1,954

Net interest income after provision for credit losses	$2,899	$191	$3,090	$2,051	$499	$2,550
Other revenues:
Securitization related revenue	$122	$(247)	$(125)	$139	$(664)	$(525)
Insurance revenue	499	—	499	535	—	535
Investment income	68	—	68	66	—	66
Fee income	834	56	890	660	165	825
Derivative income	50	—	50	336	—	336
Taxpayer financial services revenue	254	—	254	261	—	261
Gain on receivable sales to HSBC affiliates	182	—	182	209	—	209
Servicing and other fees from HSBC affiliates	234	—	234	220	—	220
Other income	407	—	407	245	—	245

Total other revenues	$2,650	$(191)	$2,459	$2,671	$(499)	$2,172
Average receivables:
Real estate secured	$89,005	$—	$89,005	$68,346	$44	$68,390
Auto finance	11,175	941	12,116	8,144	2,229	10,373
MasterCard/ Visa	24,045	1,431	25,476	15,853	6,144	21,997
Private label	2,507	—	2,507	3,122	—	3,122
Personal non-credit card	20,162	690	20,852	16,652	3,126	19,778
Commercial and other	204	—	204	283	—	283
Purchase accounting fair value adjustments	30	—	30	169	—	169

Average receivables	$147,128	$3,062	$150,190	$112,569	$11,543	$124,112
Average noninsurance investments	2,318	—	2,318	3,016	—	3,016
Other interest-earning assets	698	—	698	669	—	669

Average interest-earning assets	$150,144	$3,062	$153,206	$116,254	$11,543	$127,797
Net interest income as a percentage of average interest-earning assets	6.68%	11.10%	6.77%	6.75%	10.07%	7.05%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization related revenue in our owned statements of income into the appropriate caption.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Selected Financial Ratios

	Three Months Ended			Six Months Ended

	6/30/06	3/31/06	6/30/05	6/30/06	6/30/05

		(dollars are in millions)
Return on Average Common Shareholder’s Equity:
Net income	$568	$888	$472	$1,456	$1,098
Dividends on preferred stock	(9)	(9)	(19)	(18)	(37)

Net income available to common shareholders	$559	$879	$453	$1,438	$1,061
Average common shareholder’s equity	$19,975	$19,379	$16,671	$19,677	$16,421

Return on average common shareholder’s equity	11.19%	18.14%	10.87%	14.62%	12.92%

Return on Average Assets:
Net income	$568	$888	$472	$1,456	$1,098
Average assets:
Owned basis	$167,505	$162,688	$134,834	$165,097	$133,394
Serviced with limited recourse	2,620	3,505	10,203	3,062	11,543

Managed basis	$170,125	$166,193	$145,037	$168,159	$144,937
Return on average owned assets	1.36%	2.18%	1.40%	1.76%	1.65%
Return on average managed assets	1.34	2.14	1.30	1.73	1.52

Efficiency Ratio:
Total costs and expenses less policyholders’ benefits	$1,496	$1,532	$1,375	$3,028	$2,831

Net interest income and other revenues less policyholders’ benefits:
Owned basis	$3,641	$3,797	$3,092	$7,438	$6,356
Serviced with limited recourse	(29)	8	52	(21)	82

Managed basis	$3,612	$3,805	$3,144	$7,417	$6,438

Owned basis efficiency ratio	41.09%	40.35%	44.47%	40.71%	44.54%
Managed basis efficiency ratio	41.42	40.26	43.73	40.83	43.97

Managed Basis Risk Adjusted Revenue:
Net interest income	$2,616	$2,567	$2,284	$5,183	$4,504
Other revenues, excluding securitization related revenue as well as the mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133	1,183	1,357	1,135	2,540	2,394
Less: Net charge-offs	(1,121)	(990)	(1,028)	(2,111)	(2,146)

Risk adjusted revenue	$2,678	$2,934	$2,391	$5,612	$4,752

Average interest-earning assets	$155,641	$150,771	$129,726	$153,206	$127,797

Managed basis risk adjusted revenue	6.88%	7.78%	7.37%	7.33%	7.44%

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs,
				Net of Recoveries
	Two-Months-		Two-Months-
	and-Over	Consumer	and-Over	Net	Average
	Contractual	Receivables	Contractual	Charge-	Consumer	Net
	Delinquency	Outstanding	Delinquency(1)	offs	Receivables	Charge-offs(1)

	(dollars are in millions)
June 30, 2006
Owned:
First mortgage	$1	$18	6.76%	$—	$19	.96%
Real estate secured	2,368	93,893	2.52	222	91,347	.97
Auto finance	264	11,723	2.25	69	11,419	2.43
MasterCard/ Visa	1,037	24,959	4.16	351	24,224	5.80
Private label	137	2,522	5.42	33	2,510	5.29
Personal non-credit card	1,845	20,664	8.93	404	20,414	7.92

Total	$5,652	$153,779	3.68%	$1,079	$149,933	2.88%

Serviced with Limited Recourse:
Auto finance	$37	$693	5.34%	$14	$803	6.97%
MasterCard/ Visa	17	750	2.27	13	1,252	4.15
Personal non-credit card	56	468	11.97	14	565	9.91

Total	$110	$1,911	5.76%	$41	$2,620	6.26%

Managed:
First mortgage	$1	$18	6.76%	$—	$19	.96%
Real estate secured	2,368	93,893	2.52	222	91,347	.97
Auto finance	301	12,416	2.43	83	12,222	2.73
MasterCard/ Visa	1,054	25,709	4.10	364	25,476	5.73
Private label	137	2,522	5.42	33	2,510	5.29
Personal non-credit card	1,901	21,132	9.00	418	20,979	7.97

Total	$5,762	$155,690	3.70%	$1,120	$152,553	2.94%

March 31, 2006
Owned
First mortgage	$1	$19	6.09%	$—	$20	4.52%
Real estate secured	2,200	89,492	2.46	163	86,664	.75
Auto finance	185	11,186	1.65	96	10,930	3.50
MasterCard/ Visa	1,020	23,449	4.35	239	23,865	4.00
Private label	133	2,428	5.50	35	2,504	5.62
Personal non-credit card	1,773	20,006	8.86	395	19,910	7.94

Total	$5,312	$146,580	3.62%	$928	$143,893	2.58%

Serviced with Limited Recourse:
Auto finance	$39	$920	4.24%	$32	$1,079	11.86%
MasterCard/ Visa	34	1,528	2.23	11	1,611	2.73
Personal non-credit card	80	661	12.10	19	815	9.33

Total	$153	$3,109	4.92%	$62	$3,505	7.08%

Managed:
First mortgage	$1	$19	6.09%	$—	$20	4.52%
Real estate secured	2,200	89,492	2.46	163	86,664	.75
Auto finance	224	12,106	1.85	128	12,009	4.27
MasterCard/ Visa	1,054	24,977	4.22	250	25,476	3.92
Private label	133	2,428	5.50	35	2,504	5.62
Personal non-credit card	1,853	20,667	8.97	414	20,725	7.98

Total	$5,465	$149,689	3.65%	$990	$147,398	2.69%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs,
				Net of Recoveries
	Two-Months		Two-Months-
	and-Over	Consumer	and-Over	Net	Average
	Contractual	Receivables	Contractual	Charge-	Consumer	Net
	Delinquency	Outstanding	Delinquency(1)	offs	Receivables	Charge-offs(1)

	(dollars are in millions)
June 30, 2005 Owned:
First mortgage	$1	$24	6.24%	$—	$24	.03%
Real estate secured	1,841	71,930	2.56	137	70,205	.78
Auto finance	187	8,997	2.08	56	8,510	2.61
MasterCard/ Visa	722	17,421	4.14	288	16,626	6.93
Private label	143	2,905	4.91	33	3,017	4.36
Personal non-credit card	1,525	17,255	8.84	330	16,972	7.77

Total	$4,419	$118,532	3.73%	$844	$115,354	2.93%

Serviced with Limited Recourse:
Real estate secured	$—	$—	—%	$—	$12	—%
Auto finance	104	1,819	5.72	41	1,994	8.22
MasterCard/ Visa	114	4,752	2.40	70	5,440	5.15
Personal non-credit card	266	2,409	11.04	73	2,757	10.59

Total	$484	$8,980	5.39%	$184	$10,203	7.21%

Managed:
First mortgage	$1	$24	6.24%	$—	$24	.03%
Real estate secured	1,841	71,930	2.56	137	70,217	.78
Auto finance	291	10,816	2.69	97	10,504	3.68
MasterCard/ Visa	836	22,173	3.77	358	22,066	6.49
Private label	143	2,905	4.91	33	3,017	4.36
Personal non-credit card	1,791	19,664	9.11	403	19,729	8.17

Total	$4,903	$127,512	3.85%	$1,028	$125,557	3.28%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)
Real Estate Charge-offs and REO Expense:
Three months ended June 30, 2006
Real estate charge-offs and REO expense	$238	$—	$238
Average real estate secured receivables	91,347	—	91,347

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.04%	—	1.04%

Three months ended March 31, 2006
Real estate charge-offs and REO expense	$193	$—	$193
Average real estate secured receivables	86,664	—	86,664

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	.89%	—	.89%

Three months ended June 30, 2005
Real estate charge-offs and REO expense	$147	$—	$147
Average real estate secured receivables	70,205	12	70,217

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	.84%	—	.84%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES
Credit Quality/ Credit Loss Reserves (Continued)

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)
Credit Loss Reserves:
Three months ended June 30, 2006
Reserves for receivables at beginning of quarter	$4,468	$161	$4,629
Provision for credit losses	1,248	(29)	1,219
Charge-offs, net of recoveries	(1,080)	(41)	(1,121)
Other, net	13	—	13

Reserves for receivables at end of quarter	$4,649	$91	$4,740
Receivables	$153,959	$1,911	$155,870
Credit loss reserves as a percent of receivables	3.02%	4.76%	3.04%

Three months ended March 31, 2006
Reserves for receivables at beginning of quarter	$4,521	$215	$4,736
Provision for credit losses	866	8	874
Charge-offs, net of recoveries	(928)	(62)	(990)
Other, net	9	—	9

Reserves for receivables at end of quarter	$4,468	$161	$4,629
Receivables	$146,767	$3,109	$149,876
Credit loss reserves as a percent of receivables	3.04%	5.18%	3.09%

Three months ended June 30, 2005
Reserves for receivables at beginning of quarter	$3,581	$661	$4,242
Provision for credit losses	1,031	52	1,083
Charge-offs, net of recoveries	(844)	(184)	(1,028)
Other, net	(12)	(4)	(16)

Reserves for receivables at end of quarter	$3,756	$525	$4,281
Receivables	$118,761	$8,980	$127,741
Credit loss reserves as a percent of receivables	3.16%	5.85%	3.35%

Nonperforming Assets:
June 30, 2006
Nonaccrual receivables	$3,595	$80	$3,675
Accruing receivables 90 or more days delinquent	758	12	770
Renegotiated commercial loans	1	—	1

Total nonperforming receivables	4,354	92	4,446
Real estate owned	620	—	620

Total nonperforming assets	$4,974	$92	$5,066
Credit loss reserves as a percent of nonperforming receivables	106.8%	—	106.6%

March 31, 2006
Nonaccrual receivables	$3,525	$103	$3,628
Accruing receivables 90 or more days delinquent	740	23	763
Renegotiated commercial loans	1	—	1

Total nonperforming receivables	4,266	126	4,392
Real estate owned	563	—	563

Total nonperforming assets	$4,829	$126	$4,955
Credit loss reserves as a percent of nonperforming receivables	104.7%	—	105.4%

June 30, 2005
Nonaccrual receivables	$3,008	$340	$3,348
Accruing receivables 90 or more days delinquent	482	55	537
Renegotiated commercial loans	1	—	1

Total nonperforming receivables	3,491	395	3,886
Real estate owned	459	—	459

Total nonperforming assets	$3,950	$395	$4,345
Credit loss reserves as a percent of nonperforming receivables	107.6%	—	110.2%